UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

Whiting USA Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-35459	38-7012326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Congress, Suite 500, Austin, Texas 78701

(Address of principal executive offices, including ZIP code)

800-852-1422

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2012 Whiting USA Trust II (the “Trust”) entered into an underwriting agreement (the “Underwriting Agreement”) with Whiting Petroleum Corporation (“Whiting”) and the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering by Whiting of 16,000,000 units of beneficial interest in the Trust (“Trust Units”). Pursuant to the Underwriting Agreement, Whiting granted the Underwriters a 30-day option to purchase an additional 2,400,000 Trust Units (the “Option”) to cover over-allotments, if any. The transactions contemplated by the Underwriting Agreement, which included the sale of 2,400,000 Trust Units pursuant to the Option, were consummated on March 28, 2012 (the “Closing”). The proceeds (net of underwriting discounts and estimated expenses) received by Whiting from the sale of 18,400,000 Trust Units were approximately $341.6 million. The Trust received no proceeds from the sale of the Trust Units. The description of the Underwriting Agreement contained in the section entitled “Underwriting” of the Trust’s final prospectus dated March 22, 2012 (File No. 333-178586) and filed on March 23, 2012 with the Commission pursuant to Rule 424(b)(4) under the Securities Act (the “Final Prospectus”) is incorporated herein by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

On March 28, 2012 Whiting Oil and Gas Corporation (“Whiting O&G”) (a direct subsidiary of Whiting) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of the Trust, not in its individual capacity but solely as trustee of the Trust, entered into a Conveyance and Assignment (the “Conveyance”) whereby, for good and valuable consideration including the issuance by the Trust to Whiting O&G of 18,400,000 Trust Units, Whiting O&G transferred to the Trust a term net profits interest that represents the right to receive 90% of the net proceeds from the sale of production from certain producing properties in which Whiting O&G holds interests (the “Underlying Properties”) until the later to occur of (1) December 31, 2021, or (2) the time when 11.79 million barrels of oil equivalent (“MMBOE”) have been produced from the Underlying Properties and sold (which is the equivalent of 10.61 MMBOE in respect of the Trust’s right to receive 90% of the net proceeds from such reserves pursuant to the net profits interest), subject to certain specified exceptions. The Trust Units were issued and sold by the Trust to Whiting O&G in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The description of the Conveyance contained in the section entitled “Computation of Net Proceeds” of the Final Prospectus is incorporated herein by reference. A copy of the Conveyance is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On March 28, 2012 Whiting O&G and Whiting USA Trust II entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which, in connection with the Conveyance, Whiting O&G agreed to provide the Trust with accounting, bookkeeping and informational services relating to the net profits interest in exchange for an annual administrative services fee of $200,000 to be paid to Whiting O&G on a quarterly basis. The description of the Administrative Services Agreement contained in the section entitled “The Trust” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

On March 28, 2012 Whiting and the Trustee, in its capacity as trustee of the Trust, entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Whiting, its affiliates and certain permitted transferees holding registrable securities would be entitled to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933, as amended. Pursuant to the terms of the Registration Rights Agreement, it automatically terminated at the Closing as a result of the Underwriters exercising the Option in full.

Item 1.02 Termination of a Material Definitive Agreement.

The information regarding the termination of the Registration Rights Agreement contained in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the private placement by the Trust of 18,400,000 Trust Units to Whiting O&G contained in Item 1.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2012 Whiting O&G, Wilmington Trust, National Association, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the initial public offering of the Trust Units. The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement dated as of March 22, 2012, by and among Whiting Petroleum Corporation, Whiting USA Trust II, and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of Whiting USA Trust II, dated March 28, 2012, by and among Whiting Oil and Gas Corporation, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Wilmington Trust, National Association, as Delaware Trustee.

10.1	Conveyance and Assignment, dated March 28, 2012, from Whiting Oil and Gas Corporation to The Bank of New York Mellon Trust Company, N.A., as Trustee of Whiting USA Trust II.

10.2	Administrative Services Agreement, dated March 28, 2012, by and between Whiting Oil and Gas Corporation and Whiting USA Trust II.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING USA TRUST II

	By:	The Bank of New York Mellon Trust Company, N.A. as Trustee

Date: March 28, 2012	By:	/s/ Mike J. Ulrich
Mike J. Ulrich
Vice President

WHITING USA TRUST II

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 22, 2012, by and among Whiting Petroleum Corporation, Whiting USA Trust II, and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of Whiting USA Trust II, dated March 28, 2012, by and among Whiting Oil and Gas Corporation, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Wilmington Trust, National Association, as Delaware Trustee.

10.1	Conveyance and Assignment, dated March 28, 2012, from Whiting Oil and Gas Corporation to The Bank of New York Mellon Trust Company, N.A., as Trustee of Whiting USA Trust II.

10.2	Administrative Services Agreement, dated March 28, 2012, by and between Whiting Oil and Gas Corporation and Whiting USA Trust II.